Investor Presentation

Q2 2023

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- Q2-23 or Q2 2023 – Second Quarter of 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q2 2023 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$67 million (as of 6/30/2023)
Price / TBV[1]	90.4% (as of 6/30/2023)
Assets	$821.0 Million
Loans, net	$614.7 Million
Deposits	$702.8 Million
Shareholders' Equity	$74.2 Million
NPAs [2]/ Assets	0.17%
Leverage Ratio (Company)	10.14%
Leverage Ratio (Bank)	9.98%
Shares Outstanding	3,190,052
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Albany
Tifton
Dothan
Enterprise
Valdosta
Pensacola
Gainesville
Ocala
Orlando
Tampa
Naples

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 6/30/2023

Investment Considerations

Financial	✓ History of profitable operations, driven by strong organic loan growth and core deposit base ✓ Continued emphasis on expense management and improved operating efficiency ratio ✓ Quarterly revenue per share Q2 2023 (ex-mortgage banking & PPP) up 38% over Q2 2022
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.17% at 6/30/2023[1]
Capital and Liquidity	✓ Tier 1 Leverage of 9.98% (Bank) ✓ Tangible book value per share of $23.25 ✓ Current liquidity resources and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 6/30/2023

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 53 | 26 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 56 | 40 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 42 | 21 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 66 | 43 years banking and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 41 | 19 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 43 | 19 years banking and lending experience

Company Personnel

- ✓ **Employees, Management and Director Ownership: 24.6%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 30.5%**
- ✓ **Average Age**
  - Entire Team[1] 40.2
  - Executive Officers 50.2
  - All Officers 47.2

[1] 108.1 FTEs

Data as of 6/30/2023

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022, 2023
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
53 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine
2018, 2020, 2021

American Banker 2023 Best Banks to Work For

Annually since 2015

FINANCIAL HIGHLIGHTS

$1.48
Diluted EPS
GAAP YTD-23

$2.13
Diluted EPS
PTPP YTD-23

1.17% ROAA
GAAP YTD-23

1.68% ROAA
PTPP YTD-23

1.09%
Costs of Deposits
Q2-23

27%
DDA/Total Deposits
Q2-23

13.23%
ROAE
GAAP YTD-23

19.01%
ROAE
PTPP YTD-23

18.70%
Net Loans CAGR
2017-2022

57.8%
Efficiency Ratio
Q2-23

88.1%
Loan/Deposit
Ratio
Q2-23


Diluted Earnings Per Share
$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
$1.48
$2.13
2020
2021
2022
YTD-23
GAAP
Operating PTPP


Return on Average Assets
0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
1.17%
1.68%
2020
2021
2022
YTD-23
GAAP
Operating PTPP


Book Value Per Common Share
$19.32
$21.42
$21.19
$23.25
2020
2021
2022
Q2-23
2020
2021
2022
Q2-23


Return on Average Equity
7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
13.23%
19.01%
2020
2021
2022
YTD-23
GAAP
Operating PTPP

See Non-GAAP Reconciliation on Page 38.

NET INTEREST DRIVERS

(dollars in millions and represents average period-ending balance)

Average Securities Yield


2.22%
2.43%
2.64%
2.64%
2.63%
$132.6
$144.7
$142.2
$141.3
$140.7
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Average Loan Yield


4.44%
4.76%
5.14%
5.29%
5.52%
$511.3
$555.5
$588.5
$601.8
$613.1
Q2-22 Adjusted(1)
Q3-22 Adjusted(1)
Q4-22 Adjusted(1)
Q1-23 Adjusted(1)
Q2-23 Adjusted(1)

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 36

Excludes HFS & PPP Loans

Average Cost of Interest-Bearing Liabilities


0.31%
0.48%
0.90%
1.24%
1.72%
$583.9
$569.8
$537.8
$532.2
$540.4
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Average Cost of Funds


0.23%
0.35%
0.64%
0.90%
1.26%
$213.5
$214.5
$217.4
$198.8
$195.7
$583.9
$569.8
$537.8
$532.2
$540.4
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 19.3%
$402
$501
$647
$841
$815
$821
2018
2019
2020
2021
2022
Q2-23

Net Loans (in millions)



CAGR – 19.4%
$290
$338
$410
$475
$589
$615
2018
2019
Adjusted(1)
Adjusted(1)
2022 Adjusted (1)
Q2-23 Adjusted (1)

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 36

Excludes HFS & PPP Loans

Total Deposits (in millions)



CAGR – 19.7%
$349
$438
$581
$763
$732
$703
2018
2019
2020
2021
2022
Q2-23

Average Cost of Total Deposits (percent)



0.70
0.89
0.57
0.30
0.33
1.09
2018
2019
2020
2021
2022
Q2-23

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)


CAGR – 7.6%
$51
$56
$60
$67
$67
$74
2018
2019
2020
2021
2022
Q2-23

Net income (in thousands)


$4,042
$3,542
$4,458
$8,347
$9,681
$1,967
2,257
2018
2019
2020
2021
2022
Q2-22
Q2-23

Book Value Per Share


CAGR – 7.0%
$16.19
$17.51
$19.32
$21.42
$21.19
$23.25
2018
2019
2020
2021
2022
Q2-23

Earnings Per Share (Basic)


$1.29
$1.12
$1.42
$2.67
$3.07
$0.62
$0.71
2018
2019
2020
2021
2022
Q2-22
Q2-23

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$3,264
$4,000
$3,766
$3,541
$3,295
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.02
$1.25
$1.18
$1.10
$1.03
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

PTPP Return on Average Assets (Non-GAAP) %



1.50
1.86
1.82
1.75
1.61
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

PTPP Return On Average Equity (Non-GAAP) %



20.12
24.28
23.33
20.10
17.97
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 35.

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$5,853
$5,765
$8,603
$10,760
$13,627
2018
2019
2020
2021
2022

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.87
$1.82
$2.74
$3.42
$4.27
2018
2019
2020
2021
2022

PTPP Return on Average Assets (Non-GAAP) %



1.54
1.26
1.45
1.43
1.60
2018
2019
2020
2021
2022

PTPP Return On Average Equity (Non-GAAP) %



12.21
10.84
14.99
16.51
20.79
2018
2019
2020
2021
2022

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 39.

REVENUE GROWTH PER SHARE

(per share data based on yearly revenues and period end common shares outstanding)

Annual Revenue Per Share (Unadjusted)



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
22.50%
16.10%
17.50%
13.80%
20.10%
$5.59
$6.43
$7.55
$8.60
$10.33
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
2018
2019
2020
2021
2022
Revenue Per Share-Unadjusted
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-PPP)



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
22.50%
16.10%
8.90%
7.50%
33.90%
$5.59
$6.43
$7.00
$7.53
$10.08
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
2018
2019
2020
2021
2022
Revenue Per Share-Ex PPP
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking)



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.20%
15.30%
17.00%
13.00%
23.70%
$5.45
$6.22
$7.28
$8.22
$10.18
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking & PPP)



45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.20%
15.30%
8.10%
6.30%
38.90%
$5.45
$6.22
$6.73
$7.15
$9.93
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking & PPP
Revenue Growth Per Share-Growth Y/Y

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 41.

REVENUE GROWTH PER SHARE

(per share data based on quarterly revenues and period end common shares outstanding)

Quarterly Revenue Per Share (Unadjusted)



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
14.94%
11.57%
$2.41
$2.77
$3.00
8.30%
$3.03
$3.18
4.95%
1.00%
2Q-22
3Q-22
4Q-22
1Q-23
2Q-23
Qrtly Revenue PS-Unadjusted
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-PPP)



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
18.45%
16.50%
$2.33
$2.76
$3.00
8.70%
$3.03
$3.18
4.95%
1.00%
2Q-22
3Q-22
4Q-22
1Q-23
2Q-23
Qrtly Revenue PS-Ex-PPP
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-Mortgage Banking)



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
15.68%
11.85%
$2.36
$2.73
$2.98
9.16%
$3.01
$3.16
4.98%
1.01%
2Q-22
3Q-22
4Q-22
1Q-23
2Q-23
Qrtly Revenue PS-Ex-MB
Qrtly Revenue Growth PS-Growth Q/Q

Quarterly Revenue Per Share (Ex-Mortgage Banking & PPP)



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
18.78%
17.44%
$2.29
$2.72
$2.98
9.56%
$3.01
$3.15
4.65%
1.01%
2Q-22
3Q-22
4Q-22
1Q-23
2Q-23
Qrtly Revenue PS-Ex-MB & PPP
Qrtly Revenue Growth PS-Growth Q/Q

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 37.

Balance Sheet – Bond Portfolio Statistics


Investment Securities Segmentation
18.64%
34.84%
2.85%
43.67%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: June 30, 2023
Total Investments: $138.62 million
Net Unrealized Gain (Loss) AFS: ($9.4 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
2Q23	3.74	2.63%	5.17
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53
1Q22	4.39	1.83%	6.11
4Q21	3.94	1.64%	5.05

Interest Rate Sensitivity

- Fixed Rate Loans $175.7 million
- Variable Rate Loans $443.8 million
  - $158.0 million ST Variable Rate (0-12 Month reset)
  - $285.8 million LT Variable Rate (>12 Month reset)



Fixed vs Variable Rate Loans
in millions
$158.0
26%
$175.7
28%
$285.8
46%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(4.01)%	1.92%
+1.00%	(1.84)%	1.24%
Current	-%	-%
-1.00%	1.64%	(2.34)%

Data as of 6/30/2023

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 6/30/2023

✓ Secured Legal Limit – Bank	$ 20,555
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$173,996

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Semi-annual external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL was implemented January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 86,950**
Total Loans	**$ 619,465**

Commercial Real Estate Loans	**Funded**	**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$ 86,911	$ 43,371	149.75 %	14.03 %
Multifamily	24,777	811	29.41 %	4.00 %
Nonfarm Nonresidential	207,130	1,132	239.39 %	33.44 %
Less: Improved Owner-Occupied CRE	(90,459)	(694)	(104.78) %	(14.60) %
Total - Bank	**$ 228,359**	**$ 44,620**	**313.77 %**	**36.87 %**

Source: internal company documents as of 6/30/2023

Loan Portfolio

Total Loans (in millions)

Totals as of 6/30 of respective year

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	205,460
Residential Real Estate and HELOC		234,486
Construction		83,704
Total Real Estate Mortgage		523,650
Commercial		90,290
PPP		48
Consumer and Other		5,477
Total Loans		619,465
Deferred Loan Costs, Net		8
Less: ALLL		(4,729)
Loans, Net	**$**	**614,744**

Source: internal company documents as of 6/30/2023



$442
$470
$538
$619
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
32%
9%
18%
15%
2%
29%
36%
9%
11%
14%
1%
33%
38%
13%
1%
14%
1%
33%
38%
13%
0%
15%
1%
June 30, 2020
June 30, 2021
June 30, 2022
June 30, 2023
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Loan Portfolio Composite Comparison

Residential Loan Portfolio

Total Residential Loans (in millions)	$142	$170	$209	$234

Totals as of 6/30 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	151,773
1-4 Non-Owner-Occupied		57,936
Multifamily		24,777
Total	**$**	**234,486**

Source: internal company documents as of 6/30/2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
29%
14%
54%
29%
17%
56%
29%
15%
65%
25%
10%
June 30, 2020
June 30, 2021
June 30, 2022
June 30, 2023

Residential Loan Portfolio Composite Comparison

- 1-4 Owner-Occupied & HELOC
- 1-4 Non-Owner-Occupied
- Multifamily

CORE FUNDING

Total Deposits (in millions)

Totals as of 6/30 of respective year

✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$	189,362
Money Market Accounts		263,031
NOW		159,053
Savings		28,736
Time Deposits		62,646
Total	**$**	**702,828**

Source: internal company documents as of 6/30/2023



$536
$683
$785
$703
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
29%
27%
27%
39%
41%
42%
37%
19%
19%
21%
23%
3%
4%
5%
4%
12%
7%
5%
9%
June 30, 2020
June 30, 2021
June 30, 2022
June 30, 2023
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

CORE FUNDING

Deposit Highlights Q2 2023

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $47,500
- Non-core funding represents $66.1 million, or 12.1% of total interest-bearing liabilities.
- Q2-23 average cost of funds of 1.26%.

Deposits by Client Mix


8%
51%
41%
Commercial
Consumer
Public

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account (in 000s)
Non-Interest Bearing	$189,362	7,407	$25.6
Money Market	$263,031	1,501	$175.2
NOW	$159,053	3,236	$49.2
Savings	$28,736	2,081	$13.8
Time Deposits	$62,646	583	$107.5
Total	$702,828	14,808	47.5

NON-MATURITY DEPOSITS

- Average new non-maturity deposit volume of $15.6 million, and 239 new accounts for 2nd quarter 2023.
- Focus on noninterest-bearing and NOW accounts.
- 9.8% year-over-year growth in non-maturity deposit accounts.



Net New Non-Maturity Deposit Accounts
450
400
350
300
250
200
150
100
50
0
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
77 95 12 32
217 76 27 74
83 74 3 20
159 53 34 52
106 69 36 28
Noninterest-bearing
NOW
Money market
Savings



Net New Non-Maturity Deposit Volume
(in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.

Source: internal company documents

LIQUIDITY AND FLEXIBILITY

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)		Available Credit Lines		Maximum Available Brokered + Wholesale
$21.8 million	+	$123.8 million		$150.4 million	+	$205.3 million

On-Balance Sheet Liquidity — $145.6 million

+

Off-Balance Sheet Liquidity — $355.7 million

TOTAL LIQUIDITY

$501.3 million

71.3% of Total Deposits

As of June 30, 2023, the Bank's estimated uninsured deposits were $192.1 million, or 27% of total deposits, excluding collateralized deposits. Total liquidity is $501.3 million, or 71.3% of total deposits, and is 261% of estimated uninsured deposits as of June 30, 2023.

Asset Quality


NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.04
0.09
0.52
0.19
0.00
0.09
0.04
0.17
2017
2018
2019
2020
2021
2022
Q2-22
Q2-23

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

Institution (ST)	State	Type	2022 Rank	2021 Rank	2022 Total Market Share (%)	2021 Total Market Share (%)	YoY Deposit Growth 2022 (%)	5-Year Deposit CAGR 2022 (%)
Leon, FL								
Wells Fargo Bank NA	SD	Bank	1	2	22.10	19.21	5.47	11.56
Capital City Bank	FL	Bank	2	3	15.55	13.14	8.53	10.30
Bank of America NA	NC	Bank	3	4	14.76	10.94	23.70	14.14
Truist Bank	NC	Bank	4	1	13.58	25.13	(50.44)	2.20
Prime Meridian Bank	FL	**Bank**	**5**	**6**	**7.06**	**5.60**	**15.53**	**18.97**
Hancock Whitney Bank	MS	Bank	6	7	4.90	4.96	(9.51)	9.78
Regions Bank	AL	Bank	7	5	4.57	7.39	(43.26)	9.65
The First Bank	MS	Bank	8	8	4.26	3.85	1.63	2.74
Centennial Bank	AR	Bank	9	10	4.16	3.63	5.27	3.56
Synovus Bank	GA	Bank	10	9	3.97	3.67	(0.61)	8.23
Thomasville National Bank	GA	Bank	11	12	1.85	0.95	79.40	-
Ameris Bank	GA	Bank	12	11	1.24	0.20	480.90	-
JPMorgan Chase Bank NA	OH	Bank	13	14	0.78	0.38	88.99	-
American Commerce Bank NA	GA	Bank	14	13	0.52	0.60	(19.88)	(2.00)
PeoplesSouth Bank	GA	Bank	15	15	0.51	0.34	34.74	4.92
MidSouth Bank	AL	Bank	16	16	0.19	0.03	508.31	-
Market Total								
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**16**	**16**	**0.25**	**0.34**	(10.58)	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	62.30	59.76	24.12	33.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	17.33	**17.33**	19.07	24.71
Ameris Bank	GA	Bank	3	3	10.38	12.36	(0.01)	2.65
Capital City Bank	FL	Bank	4	4	9.99	10.54	12.84	14.46

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2022 and 2021 and other data in this table are pro forma for all acquisitions announced after June 30, 2022 and up to including the date of this table (September 7, 2022).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

		2Q'23		1Q'23		4Q'22		3Q'22		2Q'22
Per Share Data:										
Earnings per common share - Basic	$	0.71	$	0.79	$	0.83	$	0.90		0.62
Earnings per common share - Diluted	$	0.70	$	0.78	$	0.83	$	0.89		0.62
Book value per common share	$	23.25	$	22.81	$	21.19	$	20.20		20.48
Common shares outstanding		3,190,052		3,185,765		3,164,491		3,162,975		3,155,308
Weighted-average basic common shares outstanding		3,189,353		3,175,807		3,164,211		3,159,526		3,151,760
Weighted-average diluted common shares outstanding		3,201,531		3,210,012		3,198,744		3,197,282		3,189,319
Selected Performance Ratios and Other Data:										
Return on average assets(1)		1.10%		1.23%		1.27%		1.32%		0.90%
Return on average equity(1)		12.31		14.20		16.36		17.19		12.13
Average yield on earning assets		4.98		4.78		4.59		4.04		3.43
Net interest margin(2)		3.78		3.92		3.98		3.71		3.21
Efficiency ratio(3)		57.84		55.72		54.56		50.53		54.32
Noninterest expense/average assets(1)		2.21		2.20		2.18		1.90		1.79
Asset Quality Data:										
Nonaccrual loans	$	1,391	$	1,348	$	343	$	1,006	$	349
Loans 90 days past due and still accruing		-		-		404		-		-
Total nonperforming assets		1,391		1,348		747		1,006		349
Nonperforming assets/total assets		0.17%		0.17%		0.09%		0.12%		0.04%
Loans 30-89 days past due	$	826	$	2,414	$	2,900	$	1,024	$	1,597
Total loans		619,465		610,792		595,631		572,639		544,084
Loans 30-89 days past due/total loans		0.13%		0.40%		0.49%		0.18%		0.29%
Net charge-offs/average loans (1)		0.23%		-		-		-		-
Capital Ratios:										
Tier 1 Leverage Capital Ratio (Company)		10.14%		9.93%		9.09%		8.59%		8.14%
Common Equity Tier 1 Capital Ratio (Company)		13.22		12.82		12.25		11.98		11.95
Tier 1 Risk-Based Capital Ratio (Company)		13.22		12.82		12.25		11.98		11.95
Total Risk-Based Capital Ratio (Company)		13.97		13.58		13.39		13.09		13.06
Tangible Common Equity Ratio(4) (Company)		9.03		8.90		8.23		7.68		7.51
Tier 1 Leverage Capital Ratio (Bank)		9.98		10.13		9.70		9.07		8.61
Common Equity Tier 1 Capital Ratio (Bank)		13.00		13.07		12.90		12.62		12.61
Tier 1 Risk-Based Capital Ratio (Bank)		13.00		13.07		12.90		12.62		12.61
Total Risk-Based Capital Ratio (Bank)		13.76		13.83		14.04		13.73		13.72
Tangible Common Equity Ratio(4) (Bank)		8.87		9.10		8.73		8.15		7.96

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	Unaudited		Unaudited	
Interest income:				
Loans	$ 8,570	$ 6,029	$ 16,614	$ 11,813
Debt securities	925	737	1,858	1,122
Other	184	331	406	455
Total interest income	9,679	7,097	18,878	13,390
Interest expense:				
Deposits	1,917	415	3,450	818
Other borrowings	409	40	520	71
Total interest expense	2,326	455	3,970	889
Net interest income	7,353	6,642	14,908	12,501
Credit loss expense	325	731	568	360
Net interest income after credit loss expense	7,028	5,911	14,340	12,141
Noninterest income:				
Service charges and fees on deposit accounts	84	73	169	141
Debit card/ATM revenue, net	149	143	300	272
Mortgage banking revenue, net	75	139	129	304
Income from bank-owned life insurance	96	94	190	189
Other income	59	55	116	116
Total noninterest income	463	504	904	1,022
Noninterest expense:				
Salaries and employee benefits	2,743	2,238	5,495	4,398
Occupancy and equipment	399	396	808	804
Professional fees	132	130	267	276
Marketing	250	213	473	380
FDIC assessment	87	84	171	208
Software maintenance, amortization and other	294	285	571	527
Other	616	536	1,191	1,069
Total noninterest expense	4,521	3,882	8,976	7,662
Earnings before income taxes	2,970	2,533	6,268	5,501
Income taxes	713	566	1,510	1,293
Net earnings	$ 2,257	$ 1,967	$ 4,758	$ 4,208
Earnings per common share:				
Basic	$ 0.71	$ 0.62	$ 1.49	$ 1.34
Diluted	0.70	0.62	1.48	1.32
Cash dividends per common share(1)	-	-	0.22	0.18

(1) Annual cash dividends were paid during the first quarters of 2023 and 2022.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	2Q'23	1Q'23	4Q'22	3Q'22	2Q'22
Interest income:					
Loans	$ 8,570	$ 8,044	$ 7,653	$ 6,755	$ 6,029
Debt securities	925	933	938	878	737
Other	184	222	477	649	331
Total interest income	9,679	9,199	9,068	8,282	7,097
Interest expense:					
Deposits	1,917	1,533	1,137	624	415
Other borrowings	409	111	73	56	40
Total interest expense	2,326	1,644	1,210	680	455
Net interest income	7,353	7,555	7,858	7,602	6,642
Credit loss expense	325	243	289	241	731
Net interest income after credit loss expense	7,028	7,312	7,569	7,361	5,911
Noninterest income:					
Service charges and fees on deposit accounts	84	85	83	78	73
Debit card/ATM revenue, net	149	151	136	132	143
Mortgage banking revenue, net	75	54	53	116	139
Income from bank-owned life insurance	96	94	94	96	94
Other income	59	57	63	61	55
Total noninterest income	463	441	429	483	504
Noninterest expense:					
Salaries and employee benefits	2,743	2,752	2,862	2,367	2,238
Occupancy and equipment	399	409	404	413	396
Professional fees	132	135	114	124	130
Marketing	250	223	218	195	213
FDIC assessment	87	84	57	95	84
Software maintenance, amortization and other	294	277	325	310	285
Other	616	575	541	581	536
Total noninterest expense	4,521	4,455	4,521	4,085	3,882
Earnings before income taxes	2,970	3,298	3,477	3,759	2,533
Income taxes	713	797	835	928	566
Net earnings	$ 2,257	$ 2,501	$ 2,642	$ 2,831	$ 1,967
Basic earnings per common share	$ 0.71	$ 0.79	$ 0.83	$ 0.90	$ 0.62
Diluted earnings per common share	0.70	0.78	0.83	0.89	0.62

Condensed Consolidated Balance Sheets

(in thousands)

	2Q'23 (Unaudited)	1Q'23 (Unaudited)	4Q'22 (Audited)	3Q'22 (Unaudited)	2Q'22 (Unaudited)
Assets					
Cash & cash equivalents	$ 21,799	$ 22,714	$ 39,788	$ 76,017	$ 134,122
Debt securities available for sale	126,792	129,748	129,436	131,668	133,382
Debt securities held to maturity	11,827	11,816	11,805	11,794	8,777
Loans, held for sale	6,614	8,105	7,058	8,911	10,725
Loans, net	614,744	606,128	588,715	565,877	537,566
Federal Home Loan Bank stock	1,895	1,045	463	463	463
Premises & equipment, net	7,746	7,893	8,022	8,169	8,228
Right of use lease asset	2,934	2,989	3,044	3,098	3,151
Accrued interest receivable	2,713	2,623	2,385	2,132	1,933
Bank-owned life insurance	16,722	16,626	16,532	16,438	16,342
Other assets	7,253	6,570	7,924	7,748	6,148
Total Assets	$ 821,039	$ 816,257	$ 815,172	$ 832,315	$ 860,837
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 189,362	$ 199,492	$ 197,987	$ 216,533	$ 210,685
Savings, NOW and money-market deposits	450,820	466,202	493,439	500,263	535,359
Time deposits	62,646	51,542	40,109	38,618	38,545
Total Deposits	702,828	717,236	731,535	755,414	784,589
Other borrowings	-	1,725	4,275	4,125	4,125
FHLB Advances	35,000	15,000	-	-	-
Official checks	1,114	1,671	4,090	1,277	776
Operating lease liability	3,111	3,159	3,208	3,256	3,303
Other liabilities	4,816	4,790	5,011	4,339	3,415
Total Liabilities	746,869	743,581	748,119	768,411	796,208
Total Stockholders' Equity	74,170	72,676	67,053	63,904	64,629
Total Liabilities and Stockholders' Equity	$ 821,039	$ 816,257	$ 815,172	$ 832,315	$ 860,837

Results of Operations (unaudited)

(dollars in thousands)

	2Q'23			1Q'23			2Q'22		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 613,318	$ 8,465	5.52%	$ 602,022	$ 7,958	5.29%	$ 514,166	$ 5,912	4.60%
Loans held for sale	8,466	105	4.96	7,345	86	4.68	11,174	117	4.19
Debt securities	140,699	925	2.63	141,268	933	2.64	132,562	737	2.22
Other(2)	15,646	184	4.70	19,335	222	4.59	170,320	331	0.78
Total interest-earning assets	778,129	$ 9,679	4.98%	769,970	$ 9,199	4.78%	828,222	$ 7,097	3.43%
Noninterest-earning assets	39,540			40,538			41,391		
Total assets	$ 817,669			$ 810,508			$ 869,613		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 453,129	$ 1,585	1.40%	$ 482,788	$ 1,387	1.15%	$ 536,209	$ 357	0.27%
Time deposits	55,192	332	2.41	42,099	146	1.39	43,611	58	0.53
Total interest-bearing deposits	508,321	1,917	1.51	524,887	1,533	1.17	579,820	415	0.29
Other borrowings	32,113	409	5.09	7,301	111	6.08	4,034	40	3.97
Total interest-bearing liabilities	540,434	$ 2,326	1.72%	532,188	$ 1,644	1.24%	583,854	$ 455	0.31%
Noninterest-bearing deposits	195,657			198,790			213,521		
Noninterest-bearing liabilities	8,231			9,074			7,345		
Stockholders' equity	73,347			70,456			64,893		
Total liabilities and stockholders' equity	$ 817,669			$ 810,508			$ 869,613		
Net earning assets	$ 237,695			$ 237,782			$ 244,368		
Net interest income		$ 7,353			$ 7,555			$ 6,642	
Interest rate spread(3)			3.26%			3.54%			3.12%
Net interest margin(4)			3.78%			3.92%			3.21%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'23	1Q'23	4Q'22	3Q'22	2Q'22
Net Income					
Net earnings (GAAP)	$ 2,257	$ 2,501	$ 2,642	$ 2,831	$ 1,967
Plus: Provision (credit) for credit losses	325	243	289	241	731
Plus: income taxes	713	797	835	928	566
PTPP(1) net earnings (non-GAAP)	$ 3,295	$ 3,541	$ 3,766	$ 4,000	$ 3,264
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,201,531	3,210,012	3,198,744	3,197,282	3,189,319
EPS, diluted (GAAP)	$ 0.70	$ 0.78	$ 0.83	$ 0.89	$ 0.62
PTPP(1) EPS, diluted (non-GAAP)	$ 1.03	$ 1.10	$ 1.18	$ 1.25	$ 1.02
Return on Average Assets (ROAA)(2)					
Average assets	$ 817,669	$ 810,508	$ 828,912	$ 857,917	$ 869,613
ROAA (GAAP)	1.10%	1.23%	1.27%	1.32%	0.90%
PTPP(1) ROAA (non-GAAP)	1.61%	1.75%	1.82%	1.86%	1.50%
Return on Average Equity (ROAE)(2)					
Average equity	$ 73,347	$ 70,456	$ 64,578	$ 65,891	$ 64,893
ROAE (GAAP)	12.31%	14.20%	16.36%	17.19%	12.13%
PTPP(1) ROAE (non-GAAP)	17.97%	20.10%	23.33%	24.28%	20.12%

(1) Pre-tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'23	1Q'23	4Q'22	3Q'22	2Q'22
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 614,744	$ 606,128	$ 588,715	$ 565,877	$ 537,566
Less PPP loans	(48)	(181)	(191)	(199)	(1,023)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 614,696	$ 605,947	$ 588,524	$ 565,678	$ 536,543
Average loans, excluding loans held for sale	$ 613,318	$ 602,022	$ 588,727	$ 555,764	$ 514,166
Less average PPP loans	(175)	(185)	(195)	(312)	(2,876)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 613,143	$ 601,837	$ 588,532	$ 555,452	$ 511,290
Interest on loans, excluding loans held for sale	$ 8,465	$ 7,958	$ 7,561	$ 6,646	$ 5,912
Less interest income and earned fee income on PPP loans	(4)	3	(1)	(41)	(237)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 8,461	$ 7,961	$ 7,560	$ 6,605	$ 5,675
Growth rate over linked quarter	6.3%	5.3%	14.5%	16.4%	9.4%
Average loan yield, excluding loans held for sale (GAAP)	5.52%	5.29%	5.14%	4.78%	4.60%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.52%	5.29%	5.14%	4.76%	4.44%
Tangible Common Equity Ratio (Company)					
Stockholders' Equity (GAAP)	$ 74,170	$ 72,676	$ 67,053	$ 63,904	$ 64,629
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 74,170	$ 72,676	$ 67,053	$ 63,904	$ 64,629
Total Assets (GAAP)	$ 821,039	$ 816,257	$ 815,172	$ 832,315	$ 860,837
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 821,039	$ 816,257	$ 815,172	$ 832,315	$ 860,837
Tangible Common Equity Ratio (non-GAAP)	9.03%	8.90%	8.23%	7.68%	7.51%
Tangible Common Equity Ratio (Bank)					
Stockholders' Equity (GAAP)	$ 72,816	$ 74,287	$ 71,125	$ 67,860	$ 68,550
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	$ 72,816	$ 74,287	$ 71,125	$ 67,860	$ 68,550
Total Assets (GAAP)	$ 820,921	$ 816,173	$ 815,142	$ 832,170	$ 860,735
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	$ 820,921	$ 816,173	$ 815,142	$ 832,170	$ 860,735
Tangible Common Equity Ratio (non-GAAP)	8.87%	9.10%	8.73%	8.15%	7.96%

Reconciliation of Non-GAAP Disclosures

Quarterly Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'23	1Q'23	4Q'22	3Q'22	2Q'22
Adjusted revenue per share					
Interest income	$ 9,679	$ 9,199	$ 9,068	$ 8,282	$ 7,097
Noninterest income	463	441	429	483	504
Total revenue	$ 10,142	$ 9,640	$ 9,497	$ 8,765	$ 7,601
Total revenue	$ 10,142	$ 9,640	$ 9,497	$ 8,765	$ 7,601
Less mortgage banking revenue	(75)	(54)	(53)	(116)	(139)
Total revenue excluding mortgage banking revenue	$ 10,067	$ 9,586	$ 9,444	$ 8,649	$ 7,462
Total revenue	$ 10,142	$ 9,640	$ 9,497	$ 8,765	$ 7,601
Less interest income and earned fee income on PPP loans	(4)	3	(1)	(41)	(237)
Total revenue excluding interest income and earned fee income on PPP loans	$ 10,138	$ 9,643	$ 9,496	$ 8,724	$ 7,364
Total revenue	$ 10,142	$ 9,640	$ 9,497	$ 8,765	$ 7,601
Less mortgage banking revenue	(75)	(54)	(53)	(116)	(139)
Less interest income and earned fee income on PPP loans	(4)	3	(1)	(41)	(237)
Total revenue excluding mortgage banking revenue and PPP income	$ 10,063	$ 9,589	$ 9,443	$ 8,608	$ 7,225
Common shares outstanding	3,190,052	3,185,765	3,164,491	$ 3,162,975	$ 3,155,308
Revenue per share (unadjusted)	$ 3.18	$ 3.03	$ 3.00	$ 2.77	$ 2.41
Revenue per share excluding mortgage banking	3.16	3.01	2.98	2.73	2.36
Revenue per share excluding PPP	3.18	3.03	3.00	2.76	2.33
Revenue per share excluding mortgage banking and PPP	3.15	3.01	2.98	2.72	2.29

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	For the Six Months Ended	
	June 30, 2023	June 30, 2022
Net Income		
Net earnings (GAAP)	$ 4,758	$ 4,208
Plus: (credit) provision for loan losses	568	360
Plus: income taxes	1,510	1,293
PTPP(1) net earnings (non-GAAP)	$ 6,836	$ 5,861
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,211,095	3,188,802
EPS, diluted (GAAP)	$ 1.48	$ 1.32
PTPP(1) EPS, diluted (non-GAAP)	$ 2.13	$ 1.84
Return on Average Assets (ROAA)(2)		
Average assets	$ 814,108	$ 861,277
ROAA (GAAP)	1.17%	0.98%
PTPP(1) ROAA (non-GAAP)	1.68%	1.36%
Return on Average Equity (ROAE)(2)		
Average equity (GAAP)	$ 71,910	$ 65,868
ROAE (GAAP)	13.23%	12.78%
PTPP(1) ROAE (non-GAAP)	19.01%	17.80%

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Net Income					
Net earnings (GAAP)	$ 9,681	$ 8,347	$ 4,458	$ 3,542	$ 4,042
Plus: Provision (credit) for loan losses	890	(104)	2,850	1,131	591
Plus: income taxes	3,056	2,517	1,295	1,092	1,220
PTPP(1) net earnings (non-GAAP)	$ 13,627	$ 10,760	$ 8,603	$ 5,765	$ 5,853
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,193,774	3,142,482	3,134,124	3,159,635	3,131,546
EPS, diluted (GAAP)	$ 3.03	$ 2.66	$ 1.42	$ 1.12	$ 1.29
PTPP(1) EPS, diluted (non-GAAP)	$ 4.27	$ 3.42	$ 2.74	$ 1.82	$ 1.87
Return on Average Assets (ROAA)					
Average assets	$ 852,272	$ 751,576	$ 595,363	$ 456,797	$ 379,288
ROAA (GAAP)	1.14%	1.11%	0.75%	0.78%	1.07%
PTPP(1) ROAA (non-GAAP)	1.60%	1.43%	1.45%	1.26%	1.54%
Return on Average Equity					
Average equity	$ 65,549	$ 65,179	$ 57,386	$ 53,172	$ 47,932
ROAE (GAAP)	14.77%	12.81%	7.77%	6.66%	8.43%
PTPP(1) ROAE (non-GAAP)	20.79%	16.51%	14.99%	10.84%	12.21%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 588,715	$ 490,198	$ 476,661	$ 337,710	$ 290,113
Less PPP loans	(191)	(15,172)	(66,774)	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,524	$ 475,026	$ 409,887	$ 337,710	$ 290,113
Average loans, excluding loans held for sale	$ 537,304	$ 480,606	$ 429,802	$ 309,350	$ 283,967
Less average PPP loans	(3,061)	(50,315)	(55,529)	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 534,243	$ 430,291	$ 374,273	$ 309,350	$ 283,967
Interest on loans, excluding loans held for sale	$ 25,803	$ 22,598	$ 19,553	$ 15,884	$ 14,215
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 25,027	$ 19,240	$ 17,828	$ 15,884	$ 14,215
Average loan yield, excluding loans held for sale (GAAP)	4.80%	4.70%	4.55%	5.13%	5.01%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.68%	4.47%	4.76%	5.13%	5.01%

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31, 2022	2021	2020	2019	2018
Adjusted revenue per share					
Interest income	$ 30,740	$ 24,404	$ 21,684	$ 18,986	$ 16,234
Noninterest income	1,934	2,506	1,882	1,534	1,155
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Total revenue excluding mortgage banking revenue	$ 32,201	$ 25,736	$ 22,711	$ 19,853	$ 16,942
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding interest income and earned fee income on PPP loans	$ 31,898	$ 23,552	$ 21,841	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding mortgage banking revenue and PPP income	$ 31,425	$ 22,378	$ 20,986	$ 19,853	$ 16,942
Common shares outstanding	3,164,491	$ 3,129,046	$ 3,119,471	$ 3,191,288	$ 3,138,945
Revenue per share (unadjusted)	$ 10.33	$ 8.60	$ 7.55	$ 6.43	$ 5.54
Revenue per share excluding mortgage banking	10.18	8.22	7.28	6.22	5.40
Revenue per share excluding PPP	10.08	7.53	7.00	6.43	5.54
Revenue per share excluding mortgage banking and PPP	9.93	7.15	6.73	6.22	5.40